UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21955

     Stewart Capital Mutual Funds
800 Philadelphia Street
Indiana, PA 15701
(Address of principal executive offices)

Malcolm Polley
Stewart Capital Advisors, LLC
800 Philadelphia Street
Indiana, PA 15701
(Name and address of agent for service)

Registrant's telephone number, including area code: (724) 465-1443

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the
Investment Company Act of 1940 (17 CFR 270.30e-1).

Stewart

CAPITAL

MID CAP FUND

ANNUAL REPORT 12•31•08

Table of Contents
Letter to Shareholders	1
Expense Example	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Additional Information	20
Trustee and Officer Information	22
Investment Products Offered
Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

Dear Fellow Shareholder,

We got a peek at a bear (market) coming out of its cave in the early summer. What I (and the rest of the market) didn’t realize was this was going to be one big, ugly, mean, grizzly bear and she was hungry! I had said in my mid-summer letter that our outlook for the second half of 2008 was evolving, and it did – just not nearly fast or far enough. I also thought that investors would be able to look at the
March 14 takeout of Bear Stearns by JP Morgan as the turning point for the financial services industry.
Boy was I wrong! (It was some small consolation that I wasn’t the only one to be fooled.) It turned out that March 2008 was only a taste of what was to come. Anyone that says they knew (in early 2008)
that Lehman would be allowed to go insolvent and liquidate, that Freddie Mac and Fannie Mae would be nationalized, and that AIG would get Uncle Sam as a majority owner is kidding themselves, but what carnage it left on Wall Street! Suffice it to say that 2008 is not a year I would like to repeat, not later, not ever…

Market Overview

2008 will go into the books as the year that fear took hold of the collective market psyche with a death grip and wouldn’t let go. We saw events happen that have not happened since the Great Depression and events that have not happened ever. It saw the first 30%+ year-over-year decline in the broad equity averages since the Great Depression. It saw the end of the investment banking business as we knew it with the liquidation of Lehman Brothers, the take under of Bear Stearns by JP Morgan, the takeover of Merrill Lynch by Bank of America, and Goldman Sachs and Morgan Stanley becoming bank holding companies. We saw the Federal government pass a $700 billion rescue package for the banking industry (known as TARP for Troubled Asset Relief Program), which then got used to inject capital into“safe”banks (some of which became decidedly less safe due to acquisitions they made with the money). We saw the Reserve Primary Fund“break the buck”and cause a panic within money market and bank savings customers. We saw the Federal Reserve step up and start buying all kinds of assets in an attempt to re-start the credit markets. We saw the volatility index (VIX) spike to above
90 (the previous high had been in the low 40s during the 2000 – 2002 bear market). We saw oil first spike to $147 per barrel (with fears it might go to $250 per barrel) only to see it crash down towards
$40 by year-end. We saw a collapse in global commodity markets. We saw Fed Funds go to zero and treasury rates drop along the yield curve. We also received the declaration we had been expecting for some time – that the US economy entered a recession in December 2007.

As I stated in my mid-year letter, the most intriguing opportunities showed up in the bond market.
Municipal rates have stayed significantly above treasury rates and credit spreads (the difference between treasury rates and a non-treasury credit) widened to levels never before seen (at least not to my knowledge) as investors raced to eliminate any kind of risk from their portfolio. Thanks to some of the dislocations in the credit markets, we were able to find some extremely attractive opportunities –
one of which (through a convertible bond) found its way into the Fund.

The convertible bond we bought was for a company called HLTH Corp. (NASDAQ: HLTH). It owns roughly 84% of WebMD (also publicly traded NASDAQ: WBMD), a company called Porex which it intends to sell, and roughly $1 billion in cash. The only debt on HLTH Corp.’s balance sheet is two convertible issues: one due in 2025 and one due in 2023. (The bond due in 2023 can be sold back (or
Put) to the company in 2010.) We bought the bond at 81 cents on the dollar and can put it back to the company for a dollar in the summer of 2010 (which we expect to do).

On a relative basis, mid-cap stocks did okay. The S&P Midcap 400® Index was down more than -35%, which beat all of the major, broad domestic indices except the Russell 2000 (which was still down more than -33%). Leadership, if you could call it that, came from consumer staples, which were still down more than -25%. (Oddly enough, the worst performing sector was not financials (down -29.88%), but energy which lost -57.39%, and was the best performing sector during the first half of the year.)[1]

Fund Performance

For the year ended December 31, 2008, the Stewart Capital Mid Cap Fund returned -34.34%. By compar-
ison the S&P Midcap 400® Index was down -36.23% and the Russell Midcap® Value Index lost -38.44%.

Even though we had increased our energy exposure during the first half of the year, that sector was not what hurt us the most. That honor went to our consumer discretionary holdings. While energy prices collapsed in the second half of 2008 (effectively giving consumers a big pay raise/tax cut), consumers were much more worried about the state of their finances and pulled back (or completely stopped) their purchases. Discretionary names like Polaris Industries, Nu Skin, International Speedway and Cedar Fair all
suffered.

While there wasn’t much to crow about within the portfolio (other than our decision to let cash build), we did have some winners, three of which were only held for part of the year.

As it did in the first half of the year, materials provided the largest number of winners with first half star
Sociedad Quimica y Minera de Chile (NYSE: SQM) giving the Fund its biggest boost by rising nearly 38%.
Terra Nitrogen Holdings (the other materials name) also showed promise having increased a little more than 8% since being added to the Fund in mid-October.

The rest of the winners were a grab bag of companies including Marvel Entertainment whose shares increased by nearly 30% on the heels of its very successful Iron Man and The Incredible Hulk movies (can
Spiderman: The Musical show as much promise?). Barr Labs got help from an acquisition (they were bought by Teva Pharmaceuticals for cash and stock) that was announced in July and consummated in late
December and gained about 24%. The HLTH Corp. Convertible bond is the last security to see an increase for the year ended December 31, 2008, rising just over seven percent.

One thing that did not come to pass was the Fund holdings growing to 40 names. Concern regarding earnings expectations, continued bad news from financials, continued pricing weakness in commodities, and belief that we might need larger levels of cash kept us from getting more aggressive in adding stocks to the portfolio as the year wound down.

Strategy Overview

As I began the Strategy Overview in the mid-year letter, I indicated that the market at that time had very little tolerance for disappointment and that while this low tolerance for disappointment could create a significant number of opportunities it was also quite dangerous. Such is still the case today, which is why we are taking great pains to look even more closely at the capital structure of the companies we consider for purchase.

Balance sheet, balance sheet, balance sheet. We have never liked companies that use lots of leverage
(debt). In times like these, it is even more important that we stick with companies, which can finance themselves solely from cash provided through their operating activities. As such, we will focus even more acutely on companies with little or no debt and lots of cash and liquid assets. That happy occurrence (clean balance sheet and lots of cash) is not limited to any one sector.

We do remain concerned about financial stocks. Right now, capital is king within financial services.
Those that have it want more and those that don’t have enough (while they would like more) won’t be able to get it. As a result, many institutions may stick to the mantra that he who shrinks their balance sheet fastest wins.

Balance sheets aside, we continue to like agriculture and infrastructure and believe that the global demographic that drove commodity prices to new heights in late 2007 and early 2008 (albeit with some help from hedge funds and speculators) has simply been stalled – not ended. We continue to believe that investments made in those two industries will pay excellent dividends in the future.

Even though this past year brought significant disruption and consternation for all investors, one thing remains the same: over the long-term, a company’s stock price will reflect its true business value.
While fear and greed will act to impact market psychology, pushing a stock’s price outside of that relationship with true business value, ultimately business value wins out. We will continue to focus on business value when selecting our investments.

We would like to thank you for your continued support. As always, we will strive to meet your investment needs and look forward to a long and fruitful relationship. We welcome your questions or comments, and encourage you to contact us at 877.420.4440 or at stewartcapital@UMB.com.

Sincerely,

Malcolm E. Polley, CFA
President and Chairman of the Board of Trustees
Stewart Capital Mutual Funds

January 2009

The views and opinions in this report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Adviser reserves the right to change its views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Fund portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this report.
Please see the prospectus for a discussion of the risks related to investing in the Fund.

[1] source: standardandpoors.com

Stewart Capital Mid Cap Fund
Average Annual Total Returns For the Period
Ended December 31, 2008	One Year	Since Inception*
Stewart Capital Mid Cap Fund	–34.34%	–18.38%
S&P Midcap 400® Index	–36.23%	–17.02%
Russell Midcap® Value Index	–38.44%	–22.10%
* The Stewart Capital Mid Cap Fund commenced investment operations at the close of business December 29, 2006(the Fund’s inception date).

The line graphs shown above for the Fund assumes an initial investment of $10,000 made after the close of business on 12/29/06 (the Fund’s inception date). Returns shown include the reinvestment of all dividends and distributions. Past performance, particularly for periods of less than one year, is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, please call (toll-free) 1.877.420.4440.

The S&P Midcap 400® Index is an unmanaged index of 400 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with medium sized market capitalizations and represents approximately seven percent of the total market value of all domestic common stocks. It is not possible to invest directly in an index.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are members of the Russell
1000® Value Index. It is not possible to invest directly in an index.

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares. The performance returns for the Fund reflect an expense limitation agreement in effect. Without such a limitation, the returns would be reduced.

Expense Example For the six months ended December 31, 2008 (Unaudited)

As a shareholder of the Stewart Mid Cap Fund (the“Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and certain redemptions; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee charged by the intermediary. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for
	the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled“Expenses Paid During Period”to estimate the expenses you paid on your account during the period.

	Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5%
per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs or costs associated with investing through a financial intermediary were included, your costs would have been higher.

Stewart Capital Mid Cap Fund
			Expenses paid
	Beginning account	Ending account	during period
	value 7/1/08	value 12/31/08	7/1/08-12/31/08[1]
Actual	$1,000.00	$680.10	$6.33
Hypothetical (5% return before expenses)	1,000.00	1,017.46	7.60
[1] Expenses are equal to the Fund’s annualized expense ratio (1.50%), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

Stewart Capital Mid Cap Fund
Schedule of Investments December 31, 2008
COMMON STOCKS 78.9%	Shares	Value
Capital Goods 3.3%
Cummins, Inc.	6,513	$174,092
McDermott International, Inc.*	4,519	44,648
		218,740
Consumer Durables & Apparel 3.5%
Polaris Industries, Inc.	8,232	235,847
		235,847
Consumer Services 6.7%
International Speedway Corp.	8,393	241,131
Matthews International Corp.	5,498	201,667
		442,798
Diversified Financials 0.7%
Federated Investors, Inc.	2,835	48,082
		48,082
Energy 7.7%
CARBO Ceramics, Inc.	5,928	210,622
Enerplus Resources Fund	4,571	89,500
General Maritime Corp.	19,440	209,952
		510,074
Food & Staples Retailing 4.1%
Weis Markets, Inc.	8,197	275,665
		275,665
Food, Beverage & Tobacco 4.7%
J. M. Smucker Company (The)	7,164	310,631
		310,631
Health Care Equipment & Services 4.7%
C.R. Bard, Inc.	3,717	313,194
		313,194
Household & Personal Products 3.0%
Nu Skin Enterprises, Inc.	19,113	199,349
		199,349
Insurance 5.3%
Mercury General Corp.	7,610	349,984
		349,984

COMMON STOCKS (CONTINUED)	Shares	Value
Materials 10.9%
CF Industries Holdings, Inc.	3,332	163,801
FMC Corp.	4,627	206,966
Sociedad Quimica y Minera de Chile SA (American Depositary Receipt)	9,004	219,607
Southern Copper Corp.	8,508	136,638
		727,012
Media 9.0%
Marvel Entertainment, Inc.*	12,524	385,113
Meredith Corp.	12,622	216,089
		601,202
Pharmaceuticals, Biotechnology 2.9%
Teva Pharmaceutical Industries Ltd. (American Depositary Receipt)	4,453	189,564
		189,564
Software & Services 2.5%
Micros Systems, Inc.*	10,152	165,681
		165,681
Technology Hardware & Equipment 2.0%
Western Digital Corp.*	11,789	134,984
		134,984
Transportation 2.6%
Kirby Corp.*	6,338	173,408
		173,408
Utilities 5.3%
Nicor, Inc.	10,106	351,082
		351,082
Total Common Stocks (Cost $7,327,744)		5,247,297

Schedule of Investments (continued)

	Shares or Principal Amount	Value
CONVERTIBLE BOND 3.3%
Health Care Equipment & Services 3.3%
WebMD Corp., 1.75%, 6/15/2023, Call Date 6/20/2010	$250,000	$218,125
Total Convertible Bond (Cost $202,758)		218,125
LIMITED PARTNERSHIP INTERESTS 6.0%
Consumer Services 2.8%
Cedar Fair LP	14,839	185,932
Materials 3.2%
Terra Nitrogen Company LP	2,272	215,295
Total Limited Partnership Interests (Cost $597,920)		401,227
Short Term Investment 11.0%
Federated Prime Obligations, 1.41%**	728,519	728,519
Total Short Term Investment (Cost $728,519)		728,519
Total Investments 99.2% (Cost $8,856,941)		6,595,168
Other Assets less Liabilities 0.8%		50,101
Net Assets 100.0%		$6,645,269
* Non income producing
** Represents 7-day effective yield as of December 31, 2008
See Notes to Financial Statements.

Statement of Assets and Liabilities Year ended 12/31/08

Assets:
Investments at value (cost $8,856,941)	$6,595,168
Receivable for fund shares sold	1,543
Dividends and interest receivable	7,137
Due from Adviser	86,795
Prepaid expenses	21,784
Total Assets	6,712,427
Liabilities:
Accrued audit fees	30,650
Accrued legal fees	8,000
Accrued administration expense	4,439
Accrued shareholder servicing fees	6,800
Accrued 12b-1 fees	1,405
Accrued custodian expense	4,575
Accrued printing expense	11,012
Other payables	277
Total Liabilities	67,158
Net Assets	$6,645,269
Net Assets Consist of:
Capital stock	$10,991,425
Accumulated undistributed net realized losses	(2,084,383)
Net unrealized depreciation on investments	(2,261,773)
Total Net Assets	$6,645,269
The Pricing of Shares:
Net asset value and price per share	$6.39
($6,645,269 divided by 1,040,494 shares outstanding at $.001 par, unlimited shares authorized)
Offering price per share	$6.67 (1)
(1) Computation of offering price per share 100/95.75 of net asset value
See Notes to Financial Statements.

Statement of Operations Year ended 12/31/08

Investment Income:
Dividend income	$274,541 (1)
Interest income	16,840
291,381
Expenses:
Administration and accounting fees (See Note 5)	249,038
Professional fees	111,584
Investment advisory fees	63,612
Shareholder servicing fees	41,672
Reports to shareholders	31,055
Directors’fees and expenses	24,000
Federal and state registration fees	22,895
12b-1 fee expense	22,719
Custody fees	19,024
Insurance expense	15,795
Miscellaneous costs	5,405
Total expenses before reimbursements	606,799
Expense reimbursements (See Note 4)	(470,487)
Net expenses	136,312
Net Investment Income	155,069
Realized and Unrealized Gain:
Net realized loss on investments	(1,705,782)
Change in unrealized depreciation on investments	(2,057,949)
Net realized & unrealized loss on investments	(3,763,731)
Net Decrease in Net Assets Resulting From Operations	$(3,608,662)
(1) Net of $6,488 in foreign withholding taxes
See Notes to Financial Statements.

Statements of Changes in Net Assets

Operations:	Year ended 12/31/08	Year ended 12/31/07
Net investment income	$155,069	$108,147
Net realized loss on investments	(1,705,782)	(433,048)
Change in unrealized depreciation on investments	(2,057,949)	(203,824)
Net decrease in net assets
resulting from operations	(3,608,662)	(528,725)
Capital Share Transactions:
Proceeds from shares sold	1,392,339	11,295,907
Proceeds from reinvestment of distributions	17,349	10,300
	1,409,688	11,306,207
Payments for shares redeemed	(1,160,543)	(564,190)
Net increase	249,145	10,742,017
Distributions Paid From:
Net investment income	(183,954)	(124,552)
Total distributions	(183,954)	(124,552)
Total Increase (Decrease) in Net Assets	(3,543,471)	10,088,740
Net Assets:
Beginning of year	10,188,740	100,000
End of year (including undistributed
net investment income of $0
and $72,717, respectively)	$6,645,269	$10,188,740
Transactions in Shares:
Shares sold	153,591	1,068,284
Issued in reinvestment of distributions	2,114	994
Shares redeemed	(139,776)	(54,713)
Net increase	15,929	1,014,565
See Notes to Financial Statements.

Financial Highlights
For a Fund share outstanding throughout the year	Year ended 12/31/08	Year ended 12/31/07
Net asset value, beginning of year	$9.94	$10.00
Income from investment operations:
Net investment income	0.15	0.20
Net realized and unrealized loss on investments	(3.52)	(0.05)
Total from investment operations	(3.37)	0.15
Less distributions:
From net investment income	(0.18)	(0.21)
Total distributions	(0.18)	(0.21)
Net asset value, end of year	$6.39	$9.94
Total Return	(34.34)%	1.46%
Supplemental data and ratios:
Net assets, end of year (000s)	$6,645	$10,189
Ratio of net expenses to average net assets	1.50%	1.50%
Ratio of expenses before waivers to average net assets	6.68%	7.82%
Ratio of net investment income to average net assets	1.71%	1.41%
Ratio of net investment income before
waivers to average net assets	(3.47)%	(4.91)%
Portfolio turnover rate	58.86%	65.37%

See Notes to Financial Statements.

Notes to Financial Statements December 31, 2008

1. Organization

The Stewart Capital Mutual Fund (the“Trust”) was organized on September 22, 2006 as a Delaware business trust and registered under the Investment Company Act of 1940 (the“1940 Act”), as amended, as an open-end management investment company. The Trust currently consists of one investment portfolio: Stewart Capital Mid Cap Fund (the“Fund”). Stewart Capital Advisors, LLC (the
“Adviser”) is the Fund’s investment adviser. The Fund commenced investment operations at the close of business December 29, 2006. Prior to December 29, 2006, the only activity was the seed capital investment of $100,000 by the Adviser to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting policies generally accepted in the United States of America that require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Investment Valuation n Securities listed on the U.S. stock exchanges or the NASDAQ ® Stock
Market are valued at the last sale price on such market, or if such a price is lacking, for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.
Securities that are traded in the over-the-counter market are valued at their current bid price. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its net asset value per share.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial
Accounting Standards (SFAS) No. 157,“Fair Value Measurements.”This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.
The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.
The Fund adopted SFAS No. 157 on January 1, 2008. SFAS No. 157 has not been found to impact the valuation of this Fund. Under SFAS No. 157, various inputs are used in determining the value of the
Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a
Level 3 measurement.
Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of 12/31/08:

Valuation Inputs	Investment in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$6,377,043	$—
Level 2 – Other Significant Observable Inputs	218,125	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$6,595,168	$—
* Other financial instruments are derivatives instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Federal Income Taxes n It is the Fund’s policy to meet the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No.
48 – Accounting for Uncertainty in Income Taxes (“FI N 48”) an interpretation of FASB Statement 109 that requires additional tax disclosures and the tax effects of certain income tax positions, whether on previously filed tax returns or those expected to be taken on future returns. These positions must meet a“more likely than not”standard that, based on the technical merits, would have a more than
50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The Fund adopted the provisions of FIN 48 on June 29, 2007, the extended required implementation date set by the U.S. Securities and Exchange Commission for mutual funds.

FIN 48 requires management of the Fund to analyze all open tax years, as defined by statute of limita-
tions, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities.
Major jurisdictions for the Fund include Federal, Delaware and Pennsylvania. As of December 31, 2008,
open Federal tax years include tax years ended December 31, 2006, December 31, 2007 and the current year. The Fund has no examinations in progress and none are expected at this time.

Management of the Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in the future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Recent Accounting Pronouncements n In March 2008, the Financial Accounting Standards
Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 161,“Disclosures about
Derivative Instruments and Hedging Activities”(“SFAS 161”). The provisions are effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The Fund does not foresee an investment in derivatives at this time.

Securities Transactions and Investment Income n Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of investment in the investment security and thus may impact unrealized appreciation or depreciation of the investment security.

Distributions to Shareholders n Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. Investment Transactions

Purchases and sales of securities for the Fund, excluding short-term investments, for the twelve months ended December 31, 2008 were $5,328,456 and $5,025,380, respectively.

4. Investment Advisory Agreement

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.70% for the services provided by the Adviser. The Adviser has contractually agreed to limit the annual operating expenses of the Fund to 1.50% through April 30, 2010, subject to later reimbursement by the Fund in certain circumstances
(“the Expense Limitation Agreement”). The Expense Limitation Agreement renews automatically for successive one-year periods, subject to approval by the Fund’s Board of Trustees. During the fiscal year ended December 31, 2008, the Adviser waived investment advisory fees for the Fund of $63,612. While the Expense Limitation Agreement is in effect, the Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated
expense limitations. During the fiscal year ended December 31, 2008, the Adviser did not recoup any expenses. At December 31, 2008, $404,406 is subject to recoupment through December 31, 2010, and an additional $470,487 through December 31, 2011, to the extent the Expense Limitation Agreement is still in effect. In addition, under the Expense Limitation Agreement, the Adviser is entitled to recoup from the Fund certain expenses associated with the organization of the Trust until all such expenses have been reimbursed, provided the Fund’s expenses, including the recouped waived or reimbursed amounts mentioned above, plus any recouped organizational expenses, do not exceed the stated
expense limitations. As of December 31, 2008, $343,637 in organizational expenses are subject to recoupment under the Expense Limitation Agreement.
Recoupment Schedule
Expires	Expires	Indefinite
December 31, 2010	December 31, 2011	Recapture
$404,406	$470,487	$343,637

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution which permits the
Fund to pay for certain expenses associated with the distribution of its shares and for services provided to its shareholders. Under the Plan, the Fund’s shares may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of such class. During the year ended
December 31, 2008, the Fund incurred distribution expenses of $22,719.

5. Administration Agreements

The Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund
Services, Inc. (“UMBFS”). Under the terms of the Agreement, UMBFS provides non-investment-related administrative services for the Fund. UMBFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the SEC and state securities commissions as well as calculating the daily net asset value per share and maintaining the financial books of the Fund. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.10% on the first $250 million in net assets, 0.075% on the next $250 million in net assets, 0.05% on the following $250 million in net assets and 0.03% on assets over $750 million or a minimum fee of $62,500, whichever is greater for the services provided by UMBFS. In addition, the Fund reimburses UMBFS certain out-of-pocket expenses incurred by UMBFS in obtaining valuations of such Fund’s portfolio securities and other expenses. For the period beginning October 1, 2008 and ending September 30, 2009, a 10% discount is applied to all of the above fees, other than out-of-pocket expenses.

The Fund was also a party to a Co-Administration Agreement with Allison-Williams Company (“Allison Williams”) during the year. Under the terms of the Agreement, Allison Williams provided various administrative, compliance and other services, including coordinating all meetings of the Board of Trustees, overseeing required administrative and financial record keeping for the Fund and providing a CCO for the Trust in return for a annual fee based on the Fund’s average daily net assets at the annual rate of 0.10% or of $125,000, whichever is greater. Effective October 1, this fee was reduced by 10%. By mutual agreement of the parties, the Co-Administration Agreement was terminated effective December 31, 2008. During 2008, the Fund paid aggregate remuneration to Allison Williams in the amount of $188,108, which included fees under the Co-Administration Agreement as well as a buy-out of the remaining term of the Co-Administration Agreement.

6. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2008, Jasco & Co., for the benefit of its customers, owned 91% of the Fund. Jasco & Co. is an affiliate of the Adviser.

7. Federal Income Tax Information

Capital losses incurred after October 31 (“post-October”losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. As of December 31, 2008, the Fund had $3,414 of post-October losses which are deferred until January 1, 2009 for tax purposes.

As of December 31, 2008, the Fund had a capital loss carryover of $2,070,290, of which $226,739 expires in 2015 and $1,843,551 expires in 2016.

At December 31, 2008, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$8,867,620
Gross Unrealized Appreciation	$191,738
Gross Unrealized Depreciation	(2,464,190)
Net Unrealized Appreciation/(Depreciation)	$(2,272,452)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$–
Undistributed long-term gains	–
Tax accumulated earnings	–
Accumulated capital and other losses	$(2,073,704)
Unrealized depreciation on investments	(2,272,452)
Total accumulated earnings/(deficit)	$(4,346,156)

The tax character of distributions paid during the fiscal years ended December 31, 2008 and 2007 was as follows:
	2008	2007
Distributions paid from:
Ordinary income	$183,954	$124,552
Long-term capital gains	–	–
Total Distributions	$183,954	$124,552

8. Officers and Trustees

Certain officers or trustees of the Trust are also officers or trustees of the Adviser. During the fiscal year ended December 31, 2008, the Trust made no payments to its officers and paid $24,000 in trustee fees to its unaffiliated trustees. The Fund’s Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request, by calling
1.877.420.4440.

9. Offering Price Per Share

A maximum front-end sales charge of 4.25% is imposed on purchases of the Fund’s shares. For the year ended December 31, 2008, the Fund was advised that various broker dealers received $7,174 of sales charges from sales of the Fund’s shares.

10. Other Information

As of December 31, 2008, due to volatile market conditions, the percentage of the Fund’s net assets in common stocks was slightly below 80%.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of the Stewart Capital Mid Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Stewart Capital Mid
Cap Fund (the“Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights
(hereafter referred to as“financial statements”) are the responsibility of the Fund’s management;
our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

February 23, 2009
Minneapolis, Minnesota

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (toll-free) 1.877.420.4440 and request a Statement of
Additional Information which contains this description. One will be mailed to you free of charge. The
Statement of Additional Information is also available on the website of the Securities and Exchange
Commission at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, is available without charge, upon request, by calling (toll-free) 1.877.420.4440 or by accessing the website of the Securities and Exchange
Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s Forms
N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling
1.800.SEC.0330.

Qualified Dividend Income

For the year ended December 31, 2008, 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended December 31, 2008, 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Approval of Investment Advisory Contract

At a meeting (the“Meeting”) of the Board of Trustees (the“Board”) held on November 18, 2008, a majority of the Board, including a majority of trustees who are not“interested persons”of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended
(hereafter, the“Independent Trustees”), approved the continuance of the investment advisory agreement (the“Agreement”) between the Adviser and the Fund. In an executive session with the Independent Trustees, Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations. Prior to the
Meeting, the Board was provided with a number of written materials, including information relating to:
a) the terms of the Agreement and fee arrangements with the Fund; b) the experience of the Adviser’s management and investment personnel; c) data comparing the Fund’s advisory fee and total operating expenses with a group of mutual funds with a similar investment strategy using data from Simfund,
Inc. as provided by the Fund’s administrator; and d) past performance summaries for the Fund and its benchmark indices.

In addition, at the Meeting, the Adviser’s president and chief investment officer provided additional responses to the questions contained in an information request relating to the Board’s consideration of the continuance of the Agreement. The responses addressed such issues as the Fund’s lack of profitability to the Adviser, its relatively small size and short track record, the Adviser’s relationships with the Fund’s service providers, its advisory fee relative to other accounts of the Adviser and the compensation structure of the Adviser’s investment personnel.

The Board, including the Independent Trustees, unanimously approved continuance of the Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with the Adviser, and the Board’s deliberations.
In so doing, the Board considered as sufficient the nature, quality and extent of services the Adviser is providing to the Fund. The Board also noted that the Adviser remained in a net reimbursement mode with respect to the Fund, which had not generated any revenue for the Adviser since inception. In addition, the Board considered that the Adviser had agreed to limit the overall expense ratio of the
Fund since its inception and had agreed to continue to limit expenses to 1.50% for the Fund, at least through the period ending April 30, 2010. The Board compared the advisory fees and total expenses to fees and total expenses paid by other funds with similar investment strategies and noted that although slightly higher than the average information provided, the Fund was dramatically smaller than the peers to which it was compared. The Board further noted that the Adviser was not receiving soft dollar or other economic benefits from the Fund and that its parent derived only a small economic benefit relating to the receipt of recordkeeping fees. The Board concluded that the cost of the services provided by the Adviser is fair and within a reasonable range. In assessing the investment performance of the
Fund and the Adviser’s approach, the Board concluded that the performance of the Fund is consistent with the conservative manner in which the Fund is managed and noted the importance of reviewing this determination once the Fund has a three-year track record. Given the Fund’s small size, the fee impact related to potential future economies of scale was not considered relevant at this time. Based on the foregoing and given the Adviser’s past performance managing the Fund and the competitive nature of the fees and expenses to be paid by the Fund for investment advisory services, the Board concluded that the overall arrangements provided under the terms of the Agreement were reasonable business arrangements, and, therefore, approval of the Agreement was in the best interests of the
Fund’s shareholders.

Stewart Capital Mid Cap Fund
Trustee and Officer Information

Independent Trustees		Current
position
		held	Term of Office
		with the	and Length of
Name/Age	Address	Fund	Time Served*
Debbie Shuster, 46	Stewart Capital Mutual Funds	Trustee	Indefinite;
	800 Philadelphia Street		Since Inception
Indiana, PA 15701

Brian A. Maxwell, 42	Stewart Capital Mutual Funds	Trustee	Indefinite;
	800 Philadelphia Street		Since Inception
Indiana, PA 15701
Gayland B. Cook, 56	Stewart Capital Mutual Funds	Trustee	Indefinite;
	800 Philadelphia Street		Since Inception
Indiana, PA 15701

Interested Trustee** and Officer
Malcolm E. Polley, 46	Stewart Capital Advisors, LLC	Trustee,	Indefinite;
	800 Philadelphia Street	President	Since Inception
Indiana, PA 15701

Officers
Timothy P. McKee, 48	S&T Bank	Treasurer,	Indefinite;
	800 Philadelphia Street	Secretary	Since Inception
Indiana, PA 15701

Julie A. Cahoy, 50	Allison-Williams Company	Chief	Since Inception;
	90 S. Seventh Street, Suite 3850	Compliance	Term Ended
	Minneapolis, MN 55402	Officer	12/31/08

Jeffrey A. Betchwars, 56	Allison-Williams Company	Assistant	Since Inception;
	90 S. Seventh Street, Suite 3850	Secretary	Term Ended
	Minneapolis, MN 55402		12/31/08

Matthew S. Hardin, 47	Hardin Financial Consulting, LLC	Chief	Indefinite;
	7011 Crider Road, Suite 102	Compliance	Since 01/01/09
	Mars, PA 16046	Officer
* Inception was 12/29/2006
** Mr. Polley is an “interested person”of the Trust within the meaning of the 1940 Act by virtue of his position with the Trust and with Stewart Capital Advisors, LLC, the adviser for the Fund.

	Number
	of funds
	overseen	Other
	within	directorships
	the Fund	held outside the
Principal occupation during the past five years	complex	Fund complex
Director of Business Development, Seltzer Financial	1	None
Strategies, LLC, (2008-present); Business Consultant, DSK
Consultants, (2003-2008); President/General Manager,
Shuster Chrysler, (2001-2003)

Investment Consultant, Yanni Partners, a Division of GBS	1	None
Investment Consulting, LLC, (1999-present)

Managing Director, Seneca Capital Management,	1	None
(1996-present); Director, various privately owned portfolio
companies of Seneca Capital Management

Executive Vice President/Chief Investment Officer, S&T	1	None
Wealth Management Group, (2001-present); President/
Chief Investment Officer, Stewart Capital Advisers, LLC,
(2004-present)

Vice President/Senior Financial Officer, S&T Bank,	1	None
(2001-present); Chief Compliance Officer, Stewart Capital
Advisers, (2006-present)

Financial and Operations Principal, Allison-Williams Company	1	None

Vice President/Investment Banker, Allison-Williams Company;	1	None
CEO/President/Director, Marxen Systems, Inc., (2003-present);
CEO/President/Director, Executive Management Services, Inc.,
(2003-present); CFO/Director, First National Bank, (2003)

Owner, Hardin Financial Consulting, LLC, (2006-present);	1	None
Chief Broker-Dealer Counsel, The PNC Financial Services
Group, Inc. (1999-2006)

This page intentionally left blank.

Stewart
CAPITAL

877.420.4440
www.stewartcap.com

This material must be preceded or accompanied by a current Stewart Capital Mutual Funds prospectus.

Stewart Capital Mutual Funds are distributed by Grand Distribution Services, LLC.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers from any provisions of the Code. A copy of the Code is filed as Exhibit 12(a)(1) hereto.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forth in Item 3(a)(2) of Form N-CSR: Deborah Shuster.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by the Registrant’s principal accountant for each of the last two fiscal years were as follows.

(a) Audit Fees for Registrant. Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended December 31, 2008	$21,000
Fiscal year ended December 31, 2007	$20,000

(b) Audit-Related Fees for Registrant. Aggregate fees billed for assurance and related services by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not required under “Audit Fees” above.

Fiscal year ended December 31, 2008	$0
Fiscal year ended December 31, 2007	$0

(c) Tax Fees for Registrant. Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for review of Federal and excise tax returns, tax compliance, tax advice and tax planning. The fees paid were comprised of a review of the tax returns, tax notes and other documentation for the filings and returns, along with their underlying schedules, that were prepared by the Registrant’s administrator.

Fiscal year ended December 31, 2008	$5,250
Fiscal year ended December 31, 2007	$5,000

(d) All Other Fees. Aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees,” “Audit-Related
Fees,” and “Tax Fees” above.

Fiscal year ended December 31, 2008	$0
Fiscal year ended December 31, 2007	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the
Registrant.
(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of
Rule 2-01 of Regulation S-X are as follows: (b) 0% (c) 0% (d) 0%
(f) Not applicable.
(g) During the fiscal years ended December 31, 2007 and December 31, 2008, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.
(h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company
and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer has reviewed the
Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on his review, such officer has concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the
Registrant’s service providers.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics. Filed herewith.

(a)	(2) Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished
herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stewart Capital Mutual Funds

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
March 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the
Registrant and in the capacities and on the date indicated.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
March 4, 2009

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
March 4, 2009